UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2019

TRITON INTERNATIONAL LIMITED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street Hamilton HM12, Bermuda

(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bye-Laws; Change in Fiscal Year.

On March 12, 2019, an authorized committee of the board of directors of Triton International Limited (the “Company”) adopted a Certificate of Designations (the “Certificate of Designations”) to establish the preferences, limitations and relative rights of its 8.50% Series A Cumulative Redeemable Perpetual Preference Shares, par value $0.01 per share and with a liquidation preference of $25.00 per share (the “Series A Preference Shares”).

On March 14, 2019, the Company filed with the Securities and Exchange Commission (the “Commission”) a prospectus supplement, dated March 12, 2019 (the “Prospectus Supplement”) together with the accompanying prospectus, dated September 5, 2017 (the “Base Prospectus” and together with the Prospectus Supplement, the “Prospectus”) relating to the public offering of the Series A Preference Shares. The description of the terms of the Series A Preference Shares under the heading “Description of Series A Preference Shares” in the Prospectus Supplement and under the heading “Description of Share Capital” in the Base Prospectus is incorporated by reference herein. Such description of the terms of Series A Preference Shares is not complete and is qualified in its entirety by reference to the complete text of the Certificate of Designations, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.	Other Events.

The Company expects to consummate the offer and sale of 3,000,000 Series A Preference Shares on March 15, 2019 pursuant to the terms and conditions of that certain Underwriting Agreement dated March 12, 2019 (the “Underwriting Agreement”) between and among the Company and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters listed in Schedule A thereto (the “Underwriters”). In the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 450,000 Series A Preference Shares.

The offer and sale of the Series A Preference Shares are being made pursuant the Prospectus (as described in Item 5.03 above) that was filed with the Commission as part of the Company’s registration statement on Form S-3 (File No. 333-220340) under the Securities Act of 1933, as amended, which became effective on September 5, 2017 (the “Registration Statement”).

In connection with the offer and sale of the Series A Preference Shares, the Company is filing this Current Report on Form 8-K to add the following exhibits to the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K), (ii) the Certificate of Designations for the Series A Preference Shares (Exhibit 4.1 to this Current Report on Form 8-K), (iii) the Form of Share Certificate evidencing the Series A Preference Shares (Exhibit 4.2 to this Current Report on Form 8-K), and (iv) the opinion of Appleby (Bermuda) Limited, as counsel to the Company, regarding the validity of the Series A Preference Shares and their related consent (Exhibits 5.1 and 23.1 to this Current Report on Form 8-K).

On March 12, 2019, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated March 12, 2019, by and between Triton International Limited and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters listed in Schedule A thereto.

4.1	Certificate of Designations of 8.50% Series A Cumulative Redeemable Perpetual Preference Shares of Triton International Limited.

4.2	Form of Share Certificate evidencing 8.50% Series A Cumulative Redeemable Perpetual Preference Shares.

5.1	Opinion of Appleby (Bermuda) Limited regarding the validity of the Series A Preference Shares.

23.1	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.1).

99.1	Press Release, dated March 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14, 2019	TRITON INTERNATIONAL LIMITED

	By:	/s/ John Burns
Name: John Burns
Title: Chief Financial Officer